UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

April 22, 2016
Date of Report
(Date of earliest event reported)

MSB Financial Corp.
(Exact name of Registrant as specified in its Charter)

Maryland	001-37506	34-1981437
(State or other jurisdiction of incorporation)	(SEC Commission File No.)	(IRS Employer Identification Number)

1902 Long Hill Road, Millington, New Jersey	07946-0417
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(908) 647-4000

Not Applicable
(Former name or former address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

MSB FINANCIAL CORP.

INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07.                     Submission of Matters to a Vote of Security Holders

On April 22, 2016, the Company held its annual meeting of stockholders at which the following items were voted on.

(1)	Election of Directors

Nominee	For	Withheld	Broker Non-Votes

For a Term to Expire in 2019
W. Soctt Gallaway	3,574,255	149,737	1,673,667
Michael A. Shriner	3,550,704	173,288	1,673,667
Robert D. Vollers	3,543,917	180,075	1,673,667

There were no abstentions in the election of directors.

(2)	Ratification of appointment of BDO USA, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2016.

For	Against	Abstain

5,088,346	208,123	101,290

There were no broker non-votes on the ratification of auditors.

(3)           Approval of the MSB Financial Corp. 2016 Equity Incentive Plan.

For	Against	Abstain	Broker Non-Vote
3,239,898	378,203	105,991	1,673,667

(4)           Approval of a non-binding advisory vote on executive compensation.
For	Against	Abstain	Broker Non-Vote
3,257,695	337,422	128,975	1,673,667

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

MSB FINANCIAL CORP.

Date:	April 22, 2016	By:	/s/ Michael A. Shriner
Michael A. Shriner
President and Chief Executive Officer
(Duly Authorized Officer)